UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: February 13, 2014

(Date of earliest event reported)

CH2M HILL Companies, Ltd.

(Exact name of registrant as specified in its charter)

Commission File Number  000-27261

Delaware	93-0549963
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

9191 South Jamaica Street,
Englewood, CO	80112-5946
(Address of principal executive offices)	(Zip Code)

(303) 771-0900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on the Form 8-K filed by CH2M HILL with the Securities and Exchange Commission on February 7, 2014, Michael A. Lucki resigned on February 6, 2014 from CH2M HILL Companies, Ltd., as the Senior Vice President and Chief Financial Officer, and as a member of the Board of Directors of CH2M HILL to pursue other opportunities.

On February 13, 2014, JoAnn Shea, CH2M HILL’s Vice President, Chief Accounting Officer and Controller, was appointed by the CH2M HILL Board of Directors as the Vice President, Interim Chief Financial Officer and Chief Accounting Officer.  Ms. Shea (age 49) previously served as Chief Accounting Officer of CH2M HILL since 2006 and as Vice President and Controller since 2003.  She also served as acting Chief Financial Officer of CH2M HILL from May to November 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, CH2M HILL has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH2M HILL COMPANIES, LTD.

Date: February 18, 2014	By:	/s/ Gregory S. Nixon
Gregory S. Nixon
Executive Vice President and Chief Legal Officer